File Nos. 2-95595
                                                                    811-4216
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]


     Post-Effective Amendment No. 21                                  [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


     Amendment No. 21                                                 [X]




                     (Check appropriate box or boxes.)

              DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
             (Exact Name of Registrant as Specified in Charter)


                         c/o The Dreyfus Corporation
                 200 Park Avenue, New York, New York  10166
             (Address of Principal Executive Offices)(Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----
          on     (date)     pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----

      X   on August 2, 1999 pursuant to paragraph (a)(i)
     ----

          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)     pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


Dreyfus California Tax Exempt Money Market Fund


Investing in municipal obligations for current income exempt from federal and California state income taxes


PROSPECTUS August 1, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover


What every investor should know about the fund


Information for managing your fund account


Where to learn more about this and other Dreyfus funds

The Fund

Dreyfus California Tax Exempt  Money Market Fund
-------------------------------

Ticker Symbol: DCTXX

GOAL/APPROACH

The fund seeks as high a level of current income -- exempt from federal and California state income taxes -- as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.


To pursue this goal, the fund normally invests substantially all net assets in municipal obligations, the interest from which is exempt from federal and California state personal income taxes. When the fund manager believes that acceptable California municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to California state income tax, but are free from federal income tax. Municipal obligations are usually divided into two types:


* general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power


* revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


MORE INFORMATION ON THE FUND CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).


Concepts to understand

MONEY MARKET FUND: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:


* maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*   invest only in high-quality, dollar-denominated obligations



<PAGE 2>

MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the fund's yields may be substantially eroded by inflation.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


While the fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:


*  interest rates could rise sharply, causing the fund's share price to drop

* California's economy and revenues underlying its municipal obligations may decline

* the fund is non-diversified, meaning that its portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

* any of the fund's holdings could have its credit rating downgraded or could default


Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable bonds and/or municipal bonds that are exempt only from federal personal income tax.


Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.


An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.


Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.


The Fund



<PAGE 3>

PAST PERFORMANCE

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table averages the fund's performance over time. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.


                          -----------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

[Exhibit A]

BEST QUARTER:                                 Q2 '89         +1.49%

WORST QUARTER:                                Q1  '94        +0.44%

The fund's 7-day yield on 3/31/99 was 2.21%. For the fund's current yield, call toll-free 1-800-645-6561.


                        --------------------------------------------------------

Average annual total return AS OF 12/31/98

1 Year                                           5 Years              10 Years
                        --------------------------------------------------------

2.69%                                             2.78%                 3.33%



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



<PAGE 3>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.


                        --------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.50%

Shareholder services fee                                                  0.06%

Other expenses                                                            0.10%
                        --------------------------------------------------------

TOTAL                                                                     0.66%
                        --------------------------------------------------------

Expense example

1 Year                         3 Years                     5 Years                         10 Years
--------------------------------------------------------------------------------------------
$67                              $211                        $368                            $822



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the fund's portfolio and assisting in all aspects of the fund's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.


The Fund

<PAGE 5>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. The fund pays Dreyfus an annual management fee of 0.50% of the fund's average net assets. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.



Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.


Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.



<PAGE 6>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.





                                                                                     YEAR ENDED MARCH 31,

                                                              1999           1998           1997            1996           1995
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value,
beginning of period                                           1.00           1.00            1.00           1.00           1.00

Investment operations:

      Investment income -- net                                .026           .029            .028           .030           .026

Distributions:

      Dividends from investment
      income -- net                                         (.026)         (.029)          (.028)         (.030)         (.026)

Net asset value, end of period                                1.00           1.00            1.00           1.00           1.00

Total return (%)                                              2.59           2.91            2.80           3.07           2.60
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                      .66            .69             .66            .64            .64

Ratio of net investment income
to average net assets (%)                                     2.56           2.88            2.77           3.03           2.56
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      194,220        194,213         226,548        252,985        281,764




The Fund



<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on every day the New York Stock Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for the fund to be able to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.


                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500      $100
                                                            $500 FOR
                                                            TELETRANSFER
                                                            INVESTMENTS

DREYFUS AUTOMATIC                               $100        $100
INVESTMENT PLANS


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.


Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.


To help the fund maintain a $1 share price, investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.



<PAGE 8>

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


Before selling or writing a check for recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.


                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                        --------------------------------------------------------

CHECK                                     NO MINIMUM    $150,000 PER DAY

WIRE                                      $1,000        $250,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $250,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different  payee or address


Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment




<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.


The fund reserves the right to:

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)


The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.


The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.


If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.



<PAGE 10>


DISTRIBUTIONS AND TAXES

The fund usually pays its shareholders dividends from its net investment income once a month, and distributes any net securities gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


Fund dividends and distributions are exempt from federal and California state income taxes, if they are derived from California municipal obligations or obligations which California is prohibited by federal law from taxing. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.


The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Concepts to understand

DIVIDENDS: income or interest paid by the investments in the fund's portfolio.

DISTRIBUTIONS: income, net of expenses, passed on to fund shareholders. These are calculated on a per-share basis: each share earns the same rate of return, so the more fund shares you own, the higher your distribution.


Your Investment



<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.


                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Third-party investments


If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.



<PAGE 12>

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.


                        Exchange privilege

You can exchange $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.


24-hour automated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.


Our experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.


Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900052058

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900052058

* the fund name

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.


           Automatically

   WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.


   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.


ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.


           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.



<PAGE 14>

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds


Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671


WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.


TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.


CHECK Call us to request your transaction. A check will be sent to the address of record.


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.


Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.


Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.


ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.


Your Investment



<PAGE 15>

NOTES


<PAGE 16>



<PAGE 17>


For More Information



                        Dreyfus California Tax Exempt  Money Market Fund
                        -----------------------------

                        SEC file number:  811-4216

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance and lists portfolio holdings.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:


      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


(c) 1999 Dreyfus Service Corporation
    357P0899



              DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND




                     STATEMENT OF ADDITIONAL INFORMATION

                               AUGUST 1, 1999




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Money Market Fund (the "Fund"), dated August 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call toll free 1-800-645-6561.


     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                              TABLE OF CONTENTS
                                                              Page

Description of the Fund                                       B-2
Management of the Fund                                        B-11
Management Arrangements                                       B-15
How to Buy Shares                                             B-18
Shareholder Services Plan                                     B-20
How to Redeem Shares                                          B-21
Shareholder Services                                          B-23
Determination of Net Asset Value                              B-27
Dividends, Distributions and Taxes                            B-27
Portfolio Transactions                                        B-29
Yield Information                                             B-30
Information About the Fund                                    B-31
Counsel and Independent Auditors                              B-32
Appendix A                                                    B-33
Appendix B                                                    B-51



                           DESCRIPTION OF THE FUND

     The Fund is a Massachusetts business trust that commenced operations on January 17, 1986. The Fund is an open-end, management investment company, known as a money market mutual fund.


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.


     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


Certain Portfolio Securities

     The Fund is non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issurer is not limited by the Investment Company Act of 1940, as amended.


     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     Municipal Obligations. The Fund will invest primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations").
To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.
General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.
Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.


     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.


Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.


Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.


     The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable. The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.


Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.


     The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended March 31, 1999, computed on a monthly basis, was as follows:


               Moody's             Standard
Fitch          Investors           & Poor's
IBCA,      or  Service Inc.     or Ratings Group         Percentag
Inc.           ("Moody's")         ("S&P")               e
("Fitch")                                                of Value

F-1+/F-1       VMIG 1/MIG 1,P-     SP-1+/SP-1,A-1+/A-1   97.9%
F-2+/F-2       MIG 2               SP-2+/SP-2             2.1%
                                                        100.0%
                                                        ======


     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.


     To the extent the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.






     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California income tax.
Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


     Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


     Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


     Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.


     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


     Investing in California Municipal Obligations. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. A severe recession from 1990 through fiscal 1994 reduced revenues and increased expenditures for social welfare programs, resulting in a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties, approaching $2.8 billion at its peak at June 30, 1993. By the 1993-94 fiscal year, the accumulated budget deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year. As a consequence of the accumulated budget deficits, the State's cash resources available to pay its ongoing obligations were significantly reduced causing the State to rely increasingly on external debt markets to meet its cash needs. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996. Future budget problems or a deterioration in California's general financial condition may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay the principal of, such California Municipal Obligations. You should review "Appendix A" which sets forth additional information relating to investing in California Municipal Obligations.


     Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.





Investment Restrictions

     The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:



     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                           MANAGEMENT OF THE FUND


     The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:



     The Dreyfus Corporation                Investment Adviser
     Premier Mutual Fund Services, Inc.     Distributor
     Dreyfus Transfer, Inc.                 Transfer Agent
     The Bank of New York                   Custodian



     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, and Career Blazers Inc. (formerly Staffing Resources Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member. Retired. Board member of various funds in the Dreyfus Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 63 years old and his address is Box 654, Eastham, Massachusetts 02642.


HODDING CARTER, III, Board Member. President and Chief Executive Officer of the John S. and James L. Knight Foundation. From 1985 to 1998 he was President and Chairman of MainStreet TV. From 1995, to 1998, he was Knight Professor in Journalism at the University of Maryland. From 1980 to 1991, he was "OpEd" columnist for The Wall Street Journal.
     From 1985 to 1986, he was anchor and Chief Correspondent of "Capital Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story", a regularly scheduled half-hour critique of press performance. From 1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as Department of State spokesman. He is 64 years old and his address is c/o Knight Foundation, 2 South Biscayne Boulevard, Suite 3800, Miami, FL 33131.


EHUD HOUMINER, Board Member.  Professor and Executive-in-Residence at the
     Columbia Business School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consultant firm. He also is a Director of Avnet Inc. and Super-Sol Limited. He is 58 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


RICHARD C. LEONE, Board Member. President of The Century Foundation, formerly The Twentieth Century Fund, Inc., a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues. From April 1990 to March 1994, he was Chairman and, from April 1988 to March 1994, a Commissioner of The Port Authority of New York and New Jersey. A member in 1985, and from January 1986 to January 1989, Managing Director, of Dillon,
     Read & Co. Inc.  Mr. Leone is also a director of Dynex, Inc.
     He is 59 years old and his address is 41 East 70th Street, New York, New York 10021.


HANS C. MAUTNER, Board Member.  Vice Chairman and a Director of Simon
     Property, Inc., a real estate investment company, and a Trustee of Cornerstone Properties. From 1987 to 1998, Chairman, Trustee and Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group in September 1998. Since January 1986, a Director of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. He is 61 years old and his address is 305 East 47th Street, New York, New York 10017.


ROBIN A. PRINGLE, Board Member. Vice President of The National Mentoring
     Partnership and President of The Boisi Family Foundation, a private family foundation devoted to youths and higher education located in New York City. Since 1993, Vice President, and from March 1992 to October 1993, Executive Director, of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. She is 35 years old and her address is 621 South Plymouth Court, Chicago, Illinois 60605.


JOHN E. ZUCCOTTI, Board Member. Since November 1996, Chairman of Brookfield Financial Properties, Inc. From 1990 to November 1996, he was the President and Chief Officer of Olympia & York Companies (U.S.A.) and a member of its Board of Directors since the inception of a Board in November, 1996. From 1986, a partner in the law firm of Tufo & Zuccotti. He was first Deputy Mayor of the City New York from December 1975 to June 1977, and Chairman of the City Planning Commission for the City of New York from 1973 to 1975.


     Mr. Zuccotti has been a director or trustee of many boards, both corporate and not-for-profit. He has recently been named Vice-Chairman of Brookfield Properties Corporation headquartered in Toronto, Canada (parent company of Brookfield Financial Properites). Mr. Zuccotti is serving as a director of Applied Graphics Technologies, Inc. He is 61 years old and his address is 1 Liberty Plaza, 6th Floor, New York, New York 10006.

     For so long as the plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" (as defined in the 1940 Act) will be selected and nominated by the Board members who are not "interested persons" of the Fund.



     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended March 31, 1999, and by all other funds in The Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1998, was as follows:


                                              Total
                                        Compensation from
                        Aggregate         Fund and Fund
  Name of Board     Compensation from    Complex Paid to
      Member              Fund**          Board Members


Joseph S.               $5,000             $619,660 (187)
DiMartino

David W. Burke          $4,000             $233,500 (62)

Hodding Carter,         $3,750             $32,500  (7)
III

Ehud Houminer           $4,000             $62,250  (21)

Richard C. Leone        $4,000             $35,500  (7)

Hans C. Mautner         $3,500             $29,500  (7)

Robin A. Pringle        $3,750             $38,500  (7)

John E. Zuccotti        $3,750             $32,500  (7)

_____________________
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,622 for all Board members as a group.



Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. and an officer of other investment companies advised or administered by the Manager. She is 41 years old.


MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 39 years old.




STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
     Treasurer . Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 34 years old.


GEORGE A. RIO*, Vice President and Assistant Treasurer.  Executive Vice
     President and Client Service Director of Funds Distributor Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 44 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 36 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 34 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 26 years old.


ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 37 years old.


     The address of all officers of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by and (*), whose address is 60 State Street, Boston, Massachusetts 02109.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on May 21, 1999.


     The following entities are known by the Fund to own 5% or more of the Fund's outstanding voting securities as of May 21, 1999: [Sanwa Bank California, acting as a Fiduciary, P.O. Box 60078, Los Angeles, California 90060-0078, was the record owner of [--]% of the Fund's outstanding shares; and Wells Fargo Bank, Fund Operations, MAC #0103-174, 525 Market Street, San Francisco, California, 94105-2708, was the record owner of the Fund's [--]% outstanding shares.]


                           MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 26, 1998. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman and a director;
Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President;
Mark N. Jacobs, Vice President, General Counsel and Secretary;
Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca,
Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph A. Darey, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand,
Stephen C. Kris, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the fiscal years ended March 31, 1997, 1998 and 1999, the management fees paid to the Manager amounted to $1,139,823, $1,060,632 and $976,918, respectively.


     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.




     Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.


     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc., (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


     The Bank of New York (the "Custodian"), 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                              HOW TO BUY SHARES

     General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


     The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.


     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.


     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other authorized entity. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."


     If your payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.


     Qualified institutions may telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.


     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


     Procedures for Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by filing one application with the Transfer Agent, and may open individual sub-accounts at the same time or at some later date. The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub-account at no additional charge. Upon receipt of funds for investment by interbank wire, the Transfer Agent promptly will confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.


     The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

     Service Charges. There are no sales or service charges by the Fund or the Distributor, although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and fees therefor are established by each institution acting independently of the Fund. The Fund has been given to understand that fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid, or income earned to date; provision of periodic account statements showing security positions; other services available from the dealer, bank or financial institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from dividends, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of an investor. In addition, some securities dealers also may require an investor to invest more than the minimum stated investment; not take physical delivery of share certificates; not require that redemption checks be issued in his name; not purchase fractional shares; take monthly income distributions in cash; or other conditions. Investors should be aware that they may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges other than those already described herein.

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on July 26, 1998. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended March 31, 1999, $111,760 was chargeable to the Fund under the Shareholder Services Plan.


                            HOW TO REDEEM SHARES

     Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.


     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


     If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                 Transfer Agent's
       Transmittal Code          Answer Back Sign

            144295               144295 TSSG PREP


     If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.


     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares-- Dreyfus TeleTransfer Privilege."


     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES




     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders residing in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Dreyfus-Automatic Asset Builderr. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.


     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.


     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


     Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads) the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.




                      DETERMINATION OF NET ASSET VALUE



     Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that the Fund has qualified for the fiscal year ended March 31, 1999 as a "regulated investment company" under the Code.
The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.


     The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.


     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.



     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.


     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

     For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax distributed by the Fund as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.


     The foregoing discussion of California personal income tax consequences applies only to investors who are individuals residing in California. To the extent that investors are obligated to pay state or local taxes outside of California, dividends and distributions paid by the Fund may represent taxable income.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.


     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.


     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                              YIELD INFORMATION




     For the seven-day period ended March 31, 1999, the Fund's yield was 2.21% and effective yield was 2.23%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Based upon a combined 1999 Federal and California effective tax rate of 45.22%, which reflects the Federal deduction for the California tax, the Fund's tax equivalent yield for the seven-day period ended March 31, 1999 was 4.03%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


     The tax equivalent yield noted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For California income tax purposes, an 11.0% tax rate for individuals, trust and estates has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     The Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

     Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials may refer to studies performed by The Dreyfus Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate MonitorT, N. Palm Beach, FL 33408, IBC's Money Fund Report T and other industry publications.


                         INFORMATION ABOUT THE FUND




     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability ins limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


     To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.


     The Fund sends annual and semi-annual financial statements to all its shareholders.




                      COUNSEL AND INDEPENDENT AUDITORS




     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.





                                 APPENDIX A


                INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

         RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in California Municipal Securities and is drawn from the Official Statement issued by the State for its public bond issue on December 9, 1998. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.


State Finances

The Budget Process

      The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.


      The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.


     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


      Appropriations also may be included in legislation other than the Budget Act (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.


      Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.


The General Fund

      The moneys of the State are segregated into the General Fund and over 900 Special Funds, including Bond, Trust and Pension Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


The Special Fund for Economic Uncertainties

      The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


      The legislation creating the SFEU contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.


      For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.


      The SFEU projection reflects the enactment of the Budget Act on August 21, 1998. This figure contains the latest revenue projections and expenditure amounts appropriated in the Budget Act and trailer bills at that point in time. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.


      In the Budget Act for Fiscal Year 1998-99, signed on August 21, 1998, the Department of Finance projects the SFEU will have a balance of about $1.255 billion at June 30, 1999.


Prior Fiscal Years' Financial Results

Fiscal Years Prior to 1995-96

      Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments, transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year Budget), most of which were for a short duration.


      Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.


      Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.


      For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96 and 1996-97 Fiscal Years


      The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.


      The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98)
than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.


     The following were major features of the 1997-98 Budget Act:


     1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reduction and reading initiatives.


     2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.


     3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.


     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.



     5.   Health and welfare costs were contained, continuing generally  the
          grant   levels   from  prior  years,  as  part  of   the   initial
          implementation of the new CalWORKs program.


     6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.


     7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.


      The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

Current State Budget



1998-99 Fiscal Year Budget

      When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").


      The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.


      The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections. See "Economic Assumptions" below.


      After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.


      The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.


      In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).


     Other significant elements of the 1998-99 Budget Act are as follows:

      1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.


      2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.


      3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient General Fund revenue to trigger the phased cuts in VLF described above.


      4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.


      5. Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).


      6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.


      After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition IA), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.


      Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected at the Budget Act. The reserve projected in the Budget Act was $1,255 million. It is important to emphasize that the new reserve level is based on 1998-99 revenue and expenditure assumptions as of the Budget Act except to augment for legislation signed after the budget enactment. These assumptions will not be updated until the 1999-00 Governor's Budget is released on January 10, 1999. In November, 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.


Local Governments

      The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to almost 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


      Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, including $10.7 million to buy out the contribution of the 20 smallest counties, and cities will retain $62 million in fine and penalty revenue previously remitted to the state; the General Fund backfilled the $362 million revenue loss to the Trial Court Trust Fund. In addition to this general fund backfill, a $50 million augmentation is included in the 1998 Budget Act for the trial courts to fund workload increases and high priority issues such as court security. In 1999-2000, the county general fund contribution will be further reduced by an additional $92 million to buy out the next 17 smallest counties and reduce by 10 percent of the general fund contribution of the remaining 21 counties.


     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


      In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.


      In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.


      On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties' claim. The issue is currently scheduled to be heard by the Commission on October 22, 1998. The fiscal impact to the State General fund if the Commission determines that the property tax shifts created a reimbursable state mandate could total approximately $8 billion for the 1996-97 ($2.5 billion), 1997-98 ($2.6 billion) and 1998-99 ($2.7 billion) property tax shifts. Ongoing costs to the State General Fund would be approximately $2.7 billion annually. Any Commission decision adverse to the State can be appealed to the courts.


State Appropriations Limit

      The  State  is  subject to an annual appropriations limit  imposed  by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the Bonds or other voter-authorized bonds.


      Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.


      Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The
Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year transfers to K-14 districts and refunds to taxpayers.


      The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


      In the Budget Act for Fiscal Year 1998-99 enacted August 21, 1998, the Department of Finance projects the State's Appropriations Subject to Limitations will be $6.3 billion under the State's Appropriations Limit in Fiscal Year 1998-99.


Proposition 98

      On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.


      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


      During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


      In  1992, a lawsuit was filed, called California Teachers' Association
v.  Gould,  which  challenged the validity of these off-budget  loans.   The
settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


      Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 36% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,695 per ADA in 1998-99. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives increasing instructional time, for purchasing new instructional and library materials, and expanding teacher preparation and support.


ECONOMY AND POPULATION

Introduction

      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.


Population and Labor Force

      The State's July 1, 1997 population of over 32.9 million represented over 12 percent of the total United States population.


      California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the 5-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of 6.9 million.


     The following table shows California's population data for 1992 through 1997.


                             Population 1992-97

                    %                      %
                 Increase               Increase   California
     California    Over      United       Over      as % of
Yea  Population( Precedin    States     Precedin     United
 r       a)       g Year   Population(   g Year      States
                               a)

199  31,188,000    2.0     255,011,000    1.2         12.2
 2
199  31,517,000    1.1     257,795,000    1.1         12.2
 3
199  31,790,000    0.9     260,372,000    1.0         12.2
 4
199  32,063,000    0.9     262,890,000    1.0         12.2
 5
199  32,383,000    1.0     265,284,000    0.9         12.2
 6
199  32,957,000    1.8     267,575,000    0.9         12.3
 7

________________________
(a)Population as of July 1.


SOURCE:   U.S.  Department  of Commerce, Bureau  of  the  Census;  State  of
California, Department of Finance.


     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1992 to 1997.


                                 Labor Force
                                   1992-97

          Labor Force Trends (Thousands)          Unemployment Rate(%)

  Year      Labor     Employment  California  United States
            Force

  1992      15,404      13,973       9.3           7.5
  1993      15,359      13,918       9.4           6.9
  1994      15,450      14,122       8.6           6.1
  1995      15,412      14,203       7.8           5.6
  1996      15,568      14,444       7.2           5.4
  1997      15,971      14,965       6.3           4.9

____________________

SOURCE: State of California, Employment Development Department.


Employment, Income, Construction and Retail Sales


      The following table shows California's nonagricultural employment distribution and growth for 1990 and 1997.
                     Payroll Employment By Major Sector
                                1990 and 1997

                              Employment        % Distribution
                             (Thousands)        of Employment
    Industry Sector         1990      1997     1990      1997

Mining                        39          29    0.3       0.2
Construction                 605         554    4.8       4.2
Manufacturing
Nondurable goods             721         728    5.7       5.5
High Technology              686         517    5.4       3.9
Other Durable goods          690         669    5.4       5.1
Transportation       and     624         663    4.9       5.1
Utilities
Wholesale   and   Retail   3,002       3,057   23.7      23.2
Trade
Finance, Insurance
and Real Estate              825         756    6.5       5.7
Services                   3,395       4,051   26.8      30.8
Government
Federal                      362         285    2.9       2.2
State and Local            1,713       1,858   13.5      14.1
TOTAL
AGRICULTURAL               12,66      13,167    100       100
                               2

___________________
SOURCE: State of California, Employment Development Department and State of California, Department of Finance.


      The following tables show California's total and per capita income patterns for selected years.


                        Total Personal Income 1992-97

                           California

  Year     Millions      %Change    California % of
                                         U.S.
1992        684,674       4.8(*)         13.1
1993        698,130        2.0           12.8
1994(a)     718,321        2.9           12.5
1995        754,269        5.0           12.4
1996        798,020        5.8           12.5
1997        846,017        6.0           12.5
_____________________
(*)Change from prior year.
(a)Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.


Note:  Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

                     Per Capita Personal Income 1992-97

                                                     California
  Year    Californ     %       United     % Change   % of U.S.
             ia     Change     States

1992       22,163    3.2(*     20,546      4.7(*       107.9
                       )                     )
1993       22,388     1.0      21,220       3.3        105.5
1994(a)    23,899     2.3      22,056       3.9        103.8
1995       23,901     4.4      23,063       4.6        103.6
1996       25,050     4.8      24,169       4.8        103.6
1997       26,218     4.7      25,298       4.7        103.6

________________________
(*)Change from prior year.
(a)Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.


SOURCE:  U.S. Department of Commerce, Bureau of Economic Analysis.

LITIGATION

      In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be unconstitutional, and to transfer to PERS the contributions that were unpaid to date. On February 19, 1997, the State Court of Appeal affirmed the decision of the Superior Court, and the Supreme Court subsequently refused to hear the case, making the Court of Appeals' ruling final.


      On July 30, 1997, the Controller transferred $1.228 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequent State payments to PERS will be made on a quarterly basis. On July 7, 1998, pursuant to Chapter 94, Statutes of 1998, the State paid PERS $332.7 million for the accrued interest on the judgment and interest on the unpaid accrued interest amount. See "CURRENT STATE BUDGET - 1998-99 Fiscal Year Budget" above.


      On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.


      On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.


      In Jordan v. Department of Motor Vehicles, plaintiff challenged the validity and constitutionality of the State's smog impact fee and requested a refund of the fee. In October 1997, the trial court ruled in favor of plaintiff and, in addition, ordered the State to provide refunds to all persons who paid the smog impact fee from three years before the filing of the lawsuit in 1995 to the present. Plaintiff asserts that the total amount required to be refunded will exceed $350 million. The State has appealed.


       A judgment was entered for plaintiffs in California Ambulance Association v. Shalala et al., described at page 63 of Exhibit I to this Appendix. The Ninth Circuit Court of Appeals, however, reversed the trial court's decision. Plaintiffs filed a petition for certiorari at the United States Supreme Court, which the State opposed. The petition is currently pending at the Supreme Court.


      A judgment was entered for plaintiff in August 1998 in the case of Ceridian Corporation v. Franchise Tax Board, described at pages 63-64 of
Exhibit 1. The State will appeal.


      In Hathaway, et al. v. Wilson, et al., described at page 65 of Exhibit 1, the plaintiffs and the State reached a settlement which resolved all the issues presented in the case. Pursuant to the settlement, judgment was entered in August 1998, requiring the State to return $19,427,000 from the General Fund to one special fund.


      In Thomas Hayes v. Commission on State Mandates, described at page 64 of Exhibit 1, the Commission on State Mandates is now expected to issue a final consolidated decision in late 1998.


      In February 1998, the Court of Appeal in California State Employees Association v. Wilson, described at page 64 of Exhibit 1, modified, then affirmed, a judgment in favor of the plaintiffs invalidating the transfer of $12,290,000 from the State Highway Account to the General Fund.


      In July 1998, the parties in Beno v. Sullivan and Welch v. Anderson, described at page 65 of Exhibit 1, entered into a settlement agreement in which the State agreed to pay $42 million in return for plaintiffs' agreement to dismiss both actions.


Information Technology

      The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements; to gather, coordinate, and share information; and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.


      The risks posed by Y2K information technology related issues are not confined to computer systems, but also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, instruments used in hospitals or medical laboratories, and California Aqueduct monitoring). To address these problems, the Governor issued Executive Order W-163-97, broadening the responsibilities of the DOIT to resolve these issues as well as legal questions associated with Y2K issues. The executive order also required that mission critical systems be remediated by December 31, 1998, that purchases of new systems, hardware, software and equipment be Year 2000 compliant and further limited new computer projects to those required by law until a department's Y2K problems are resolved. The DOIT has also more recently required departments to address interfacing of State IT systems with external IT systems, and to report on contingency planning status for problems which might occur if IT systems are not fully remediated by the end of 1999.


      In its quarterly report for the period ending June 30, 1998 (the "July Quarterly Report"), the DOIT reported that departments under its supervision had identified 642 mission critical IT systems out of a total of 2,432 systems. Of the mission-critical systems, 87 were reported as already Y2K compliant. Of the remaining 555 mission critical systems requiring remediation, 128 were reported as completed. While the DOIT does not oversee certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System, it believes these other agencies are well under way with their own Y2K remediation plans.


      In its quarterly report for the period ending September 30, 1998 (the "October Quarterly Report"), the DOIT updated its survey of State departments, and reported that the number of mission-critical systems needing remediation was reduced to 532, and 220 of them had been remediated. However, the DOIT reported that fewer projects were completed by September 30, 1998 than had been planned by departments, and more projects were falling into fourth quarter 1998 and first quarter 1999. Thus, some mission-critical systems (less than 10%) would not meet the Governor's Executive Order target to be remediated by December 31, 1998.


      In late August, 1998, the State Auditor ("BSA") released a report on "Year 2000 Computer Problems." The BSA surveyed 39 State departments and compared their status to the March 31, 1998 DOIT quarterly report. (The work for BSA's report was done before the DOIT July Quarterly Report was ready.) The BSA Report concluded that some agencies had fallen behind schedule by as much as 1-3 months compared to their March expectations. The BSA Report also noted concern that departments were not making adequate plans to test remediated systems, were not focusing sufficiently on problems associated with data interface with other governmental and private bodies, and were not far enough along in developing "business continuation plans" to ensure continued operations after January 1, 2000 in the event of IT problems. The DOIT responded in some detail to the BSA report, generally agreeing with its identification of issue areas, and stating that it was following up on all areas with the departments.


      In the July Quarterly Report, the DOIT estimates total Y2K costs identified by the departments under its supervision at about $239 million, of which more than $100 million was projected to be expended in fiscal years 1998-99 and 1999-2000. The October Quarterly Report indicated the total costs were now estimated to be at least $290 million, and the estimate would likely increase in the future. These costs are part of much larger overall IT costs incurred annually by State departments and do not include costs for remediation for embedded technology, desktop systems and additional costs resulting from discoveries in the testing process. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Y2K costs, which can be increased if necessary.


     Although the DOIT reports that State departments are making substantial progress overall toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State Treasurer's Office and the State Controller's Office report that they are both on schedule to complete their Y2K remediation projects by December 31, 1998, allowing full testing during 1999. These systems include debt service payments on State debt and the State fiscal and accounting system.


                                 APPENDIX B

     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
                                     AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Note Ratings
                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of that generic rating category; the modifier 2 indicates that the issue is in the mid-range of that generic category; and the modifier 3 indicates that the issue is in the low end of that generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternate liquidity.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.



               DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND

                          PART C. OTHER INFORMATION
                          _________________________


Item 23.  Exhibits
_______   __________


 (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 15, 1994.


 (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 15, 1994.


 (d) Management Agreement is incorporated by reference to Exhibit (5) of Pre-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.


 (e) Distribution Agreement is incorporated by reference to Exhibit (6) of Pre-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.


 (g) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on July 29, 1996. Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 15, 1994.


 (h)      Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 15, 1994.


 (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.


 (j)      Consent of Independent Auditors.

 (n)      Financial Data Schedule.

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 24, 1998.


               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of the Post-Effective Amendments No. 20 to the Registration Statement of Form N-1A, filed on July 24, 1998.


Item 24.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 25.       Indemnification
_______     _______________

           The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on July 29, 1996.

           Reference is also made to the Distribution Agreement attached as Exhibit (6) of Pre-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 14, 1995.

Item 26.       Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

              The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26.  Business and Other Connections of Investment Adviser (continued)

          Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                     Other Businesses                               Position Held                    Dates


Christopher M. Condron           Franklin Portfolio Associates, LLC*            Director                         1/97 - Present
Chairman of the Board and
Chief Executive Officer
                                 TBCAM Holdings, Inc.*                          Director                         10/97 - Present
                                                                                President                        10/97 - 6/98
                                                                                Chairman                         10/97 - 6/98

                                 The Boston Company                             Director                         1/98 - Present
                                 Asset Management, LLC*                         Chairman                         1/98 - 6/98
                                                                                President                        1/98 - 6/98

                                 The Boston Company                             President                        9/95 - 1/98
                                 Asset Management, Inc.*                        Chairman                         4/95 - 1/98


                                 Pareto Partners                                Partner Representative           11/95 - 5/97
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Franklin Portfolio Holdings, Inc.*             Director                         1/97 - Present






                                 Certus Asset Advisors Corp.**                  Director                         6/95 -Present




                                 Mellon Capital Management                      Director                         5/95 -Present
                                 Corporation***

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Bond Associates+                        Trustee                          5/95 -1/98

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Equity Associates+                      Trustee                          5/95 - 1/98


                                 Boston Safe Advisors, Inc.*                    Director                         5/95 - Present
                                                                                President                        5/95 - Present

                                 Mellon Bank, N.A. +                            Director                         1/99 - Present
                                                                                Chief Operating Officer          3/98 - Present
                                                                                President                        3/98 - Present
                                                                                Vice Chairman                    11/94 - 3/98

                                 Mellon Bank Corporation+                       Chief Operating Officer          1/99 - Present
                                                                                President                        1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    11/94 - 1/99


Christopher M. Condron           The Boston Company, Inc.*                      Vice Chairman                    1/94 - Present
Chairman and Chief                                                              Director                         5/93 - Present

Executive Officer

(Continued)                      Laurel Capital Advisors, LLP+                  Exec. Committee                  1/98 - 8/98
                                                                                Member



                                 Laurel Capital Advisors+                       Trustee                          10/93 - 1/98






                                 Boston Safe Deposit and Trust                  Director                         5/93 -Present
                                 Company*


                                 The Boston Company Financial                   President                        6/89 - Present
                                 Strategies, Inc. *                             Director                         6/89 - Present





Mandell L. Berman                Self-Employed                                  Real Estate Consultant,          11/74 -   Present
Director                         29100 Northwestern Highway                     Residential Builder and
                                 Suite 370                                      Private Investor
                                 Southfield, MI 48034

Burton C. Borgelt                DeVlieg Bullard, Inc.                          Director                         1/93 - Present
Director                         1 Gorham Island
                                 Westport, CT 06880

                                 Mellon Bank Corporation+                       Director                         6/91 - Present

                                 Mellon Bank, N.A. +                            Director                         6/91 - Present

                                 Dentsply International, Inc.                   Director                         2/81 - Present
                                 570 West College Avenue
                                 York, PA



                                 Quill Corporation                              Director                         3/93 - Present
                                 Lincolnshire, IL

Stephen E. Canter                Dreyfus Investment                             Chairman of the Board            1/97 - Present
President, Chief Operating       Advisors, Inc.++                               Director                         5/95 - Present
Officer, Chief Investment                                                       President                        5/95 - Present
Officer, and Director


                                 Newton Management Limited                      Director                         2/99 - Present
                                 London, England

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/99 - Present
                                                                                Member

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/99 - Present
                                                                                Member

                                 Franklin Portfolio Associates, LLC*            Director                         2/99 - Present

                                 Franklin Portfolio Holdings, Inc.*             Director                         2/99 - Present

                                 The Boston Company Asset                       Director                         2/99 - Present
                                 Management, LLC*

                                 TBCAM Holdings, Inc.*                          Director                         2/99 - Present

                                 Mellon Capital Management                      Director                         1/99 - Present
                                 Corporation***


Stephen E. Canter                Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
President, Chief Operating       2930 East Third Ave.                           Managers
Officer, Chief Investment        Denver, CO 80206                               Acting Chief Executive           7/98 - 12/98
Officer, and Director                                                           Officer
(Continued)

                                 The Dreyfus Trust Company+++                   Director                         6/ 95 - Present

Thomas F. Eggers                 Dreyfus Service Corporation++                  Executive Vice President         4/96 - Present
Vice Chairman - Institutional                                                   Director                         9/96 - Present
and Director


                                 Founders Asset Management, LLC                 Member, Board of                 2/99 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO 80206


Steven G. Elliott                Mellon Bank Corporation+                       Senior Vice Chairman             1/99 - Present
Director                                                                        Chief Financial Officer          1/90 - Present
                                                                                Vice Chairman                    6/92 - 1/99
                                                                                Treasurer                        1/90 - 5/98

                                 Mellon Bank, N.A.+                             Senior Vice Chairman             3/98 - Present
                                                                                Vice Chairman                    6/92 - 3/98
                                                                                Chief Financial Officer          1/90 - Present

                                 Mellon EFT Services Corporation                Director                         10/98 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Mellon Financial Services                      Director                         1/96 - Present
                                 Corporation #1                                 Vice President                   1/96 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Boston Group Holdings, Inc.*                   Vice President                   5/93 - Present

                                 APT Holdings Corporation                       Treasurer                        12/87 - Present
                                 Pike Creek Operations Center
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 Allomon Corporation                            Director                         12/87 - Present
                                 Two Mellon Bank Center
                                 Pittsburgh, PA 15259

                                 Collection Services Corporation                Controller                       10/90 - 2/99
                                 500 Grant Street                               Director                         9/88 - 2/99
                                 Pittsburgh, PA 15258                           Vice President                   9/88 - 2/99
                                                                                Treasurer                        9/88 - 2/99

                                 Mellon Financial Company+                      Principal Exec. Officer          1/88 - Present
                                                                                Chief Financial Officer          8/87 - Present
                                                                                Director                         8/87 - Present
                                                                                President                        8/87 - Present

                                 Mellon Overseas Investments                    Director                         4/88 - Present
                                 Corporation+                                   Chairman                         7/89 - 11/97
                                                                                President                        4/88 - 11/97
                                                                                Chief Executive Officer          4/88 - 11/97

                                 Mellon International Investment                Director                         9/89 - 8/97
                                 Corporation+


Steven G. Elliott                Mellon Financial Services                      Treasurer                        12/87 - Present
Director (Continued)             Corporation # 5+

                                 Mellon Financial Markets, Inc.+                Director                         1/99 - Present

                                 Mellon Financial Services                      Director                         1/99 - Present
                                 Corporation #17
                                 Fort Lee, NJ

                                 Mellon Mortgage Company                        Director                         1/99 - Present
                                 Houston, TX

                                 Mellon Ventures, Inc. +                        Director                         1/99 - Present


Lawrence S. Kash                 Dreyfus Investment                             Director                         4/97 - Present
Vice Chairman                    Advisors, Inc.++
And Director

                                 Dreyfus Brokerage Services, Inc.               Chairman                         11/97 - Present
                                 401 North Maple Ave.                           Chief Executive Officer          11/97 - Present
                                 Beverly Hills, CA


                                 Dreyfus Service Corporation++                  Director                         1/95 - 2/99
                                                                                President                        9/96 - 3/99


                                 Dreyfus Precious Metals, Inc.++ +              Director                         3/96 - 12/98
                                                                                President                        10/96 - 12/98

                                 Dreyfus Service                                Director                         12/94 - Present
                                 Organization, Inc.++                           President                        1/97 -  Present



                                 Seven Six Seven Agency, Inc. ++                Director                         1/97 - Present

                                 Dreyfus Insurance Agency of                    Chairman                         5/97 - Present
                                 Massachusetts, Inc.++++                        President                        5/97 - Present
                                                                                Director                         5/97 - Present


                                 The Dreyfus Trust Company+++                   Chairman                         1/97 - 1/99
                                                                                President                        2/97 - 1/99
                                                                                Chief Executive Officer          2/97 - 1/99
                                                                                Director                         12/94 - Present



                                 The Dreyfus Consumer Credit                    Chairman                         5/97 - Present
                                 Corporation++                                  President                        5/97 - Present
                                                                                Director                         12/94 - Present


                                 Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO. 80206







                                 The Boston Company Advisors,                   Chairman                         12/95 - Present
                                 Inc.                                           Chief Executive Officer          12/95 - Present
                                 Wilmington, DE                                 President                        12/95 - Present

                                 The Boston Company, Inc.*                      Director                         5/93 - Present
                                                                                President                        5/93 - Present


                                 Mellon Bank, N.A.+                             Executive Vice President         6/92 - Present


                                 Laurel Capital Advisors, LLP+                  Chairman                         1/98 - 8/98
                                                                                Executive Committee              1/98 - 8/98
                                                                                Member


                                                                                Chief Executive Officer          1/98 - 8/98
                                                                                President                        1/98 - 8/98

Lawrence S. Kash                 Laurel Capital Advisors, Inc. +                Trustee                          12/91 - 1/98
Vice Chairman                                                                   Chairman                         9/93 - 1/98
And Director (Continued)                                                        President and CEO                12/91 - 1/98

                                 Boston Group Holdings, Inc.*                   Director                         5/93 - Present
                                                                                President                        5/93 - Present


Martin G. McGuinn                Mellon Bank Corporation+                       Chairman                         1/99 - Present
Director                                                                        Chief Executive Officer          1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 1/99

                                 Mellon Bank, N. A. +                           Chairman                         3/98 - Present
                                                                                Chief Executive Officer          3/98 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 3/98

                                 Mellon Leasing Corporation+                    Vice Chairman                    12/96 - Present

                                 Mellon Bank (DE) National                      Director                         4/89 - 12/98
                                 Association
                                 Wilmington, DE

                                 Mellon Bank (MD) National                      Director                         1/96 - 4/98
                                 Association
                                 Rockville, Maryland

                                 Mellon Financial                               Vice President                   9/86  - 10/97
                                 Corporation (MD)
                                 Rockville, Maryland


J. David Officer                 Dreyfus Service Corporation++                  Executive Vice President         5/98 - Present
Vice Chairman                                                                   Director                         3/99 - Present
And Director


                                 Dreyfus Insurance Agency of                    Director                         5/98 - Present
                                 Massachusetts, Inc.++++

                                 Seven Six Seven Agency, Inc.++                 Director                         10/98 - Present

                                 Mellon Residential Funding Corp. +             Director                         4/97 - Present

                                 Mellon Trust of Florida, N.A.                  Director                         8/97 - Present
                                 2875 Northeast 191st Street
                                 North Miami Beach, FL 33180

                                 Mellon Bank, NA+                               Executive Vice President         7/96 - Present

                                 The Boston Company, Inc.*                      Vice Chairman                    1/97 - Present
                                                                                Director                         7/96 - Present

                                 Mellon Preferred Capital                       Director                         11/96 - Present
                                 Corporation*

                                 RECO, Inc.*                                    President                        11/96 - Present
                                                                                Director                         11/96 - Present

                                 The Boston Company Financial                   President                        8/96 - Present
                                 Services, Inc.*                                Director                         8/96 - Present

                                 Boston Safe Deposit and Trust                  Director                         7/96 - Present
                                 Company*                                       President                        7/96 - 1/99




J. David Officer                 Mellon Trust of New York                       Director                         6/96 - Present
Vice Chairman and                1301 Avenue of the Americas
Director (Continued)             New York, NY 10019

                                 Mellon Trust of California                     Director                         6/96 - Present
                                 400 South Hope Street
                                 Suite 400
                                 Los Angeles, CA 90071

                                 Mellon Bank, N.A.+                             Executive Vice President         2/94 - Present

                                 Mellon United National Bank                    Director                         3/98 - Present
                                 1399 SW 1st Ave., Suite 400
                                 Miami, Florida

                                 Boston Group Holdings, Inc.*                   Director                         12/97 - Present

                                 Dreyfus Financial Services Corp. +             Director                         9/96 - Present

                                 Dreyfus Investment Services                    Director                         4/96 - Present
                                 Corporation+

Richard W. Sabo                  Founders Asset Management LLC                  President                        12/98 - Present
Director                         2930 East Third Avenue                         Chief Executive Officer          12/98 - Present
                                 Denver, CO. 80206

                                 Prudential Securities                          Senior Vice President            07/91 - 11/98
                                 New York, NY                                   Regional Director                07/91 - 11/98

Richard F. Syron                 American Stock Exchange                        Chairman                         4/94 - Present
Director                         86 Trinity Place                               Chief Executive Officer          4/94 - Present
                                 New York, NY 10006

Ronald P. O'Hanley               Franklin Portfolio Holdings, Inc.*             Director                         3/97 - Present
Vice Chairman
                                 TBCAM Holdings, Inc.*                          Chairman                         6/98 - Present
                                                                                Director                         10/97 - Present

                                 The Boston Company Asset                       Chairman                         6/98 - Present
                                 Management, LLC*                               Director                         1/98 - 6/98

                                 The Boston Company Asset                       Director                         2/97 - 12/97
                                 Management, Inc. *

                                 Boston Safe Advisors, Inc.*                    Chairman                         6/97 - Present
                                                                                Director                         2/97 - Present

                                 Pareto Partners                                Partner Representative           5/97 - Present
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Mellon Capital Management                      Director                         5/97 -Present
                                 Corporation***

                                 Certus Asset Advisors Corp.**                  Director                         2/97 - Present

                                 Mellon Bond Associates+                        Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon Equity Associates+                      Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon-France Corporation+                     Director                         3/97 - Present

Ronald P. O'Hanley               Laurel Capital Advisors+                       Trustee                          3/97 - Present
Vice Chairman (Continued)




Mark N. Jacobs                   Dreyfus Investment                             Director                         4/97 - Present
General Counsel,                 Advisors, Inc.++                               Secretary                        10/77 - 7/98
Vice President, and
Secretary                        The Dreyfus Trust Company+++                   Director                         3/96 - Present

                                 The TruePenny Corporation++                    President                        10/98 - Present



                                                                                Director                         3/96 - Present

                                 Dreyfus Service                                Director                         3/97 - Present
                                 Organization, Inc.++



William H. Maresca               The Dreyfus Trust Company+++                   Director                         3/97 - Present
Controller
                                 Dreyfus Service Corporation++                  Chief Financial Officer          12/98 - Present

                                 Dreyfus Consumer Credit Corp. ++               Treasurer                        10/98 -Present

                                 Dreyfus Investment                             Treasurer                        10/98 - Present
                                 Advisors, Inc. ++

                                 Dreyfus-Lincoln, Inc.                          Vice President                   10/98 - Present
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 The TruePenny Corporation++                    Vice President                   10/98 - Present

                                 Dreyfus Precious Metals, Inc. +++              Treasurer                        10/98 - 12/98

                                 The Trotwood Corporation++                     Vice President                   10/98 - Present

                                 Trotwood Hunters Corporation++                 Vice President                   10/98 - Present

                                 Trotwood Hunters Site A Corp. ++               Vice President                   10/98 - Present

                                 Dreyfus Transfer, Inc.                         Chief Financial Officer          5/98 - Present
                                 One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service                                Assistant  Treasurer             3/93 - Present
                                 Organization, Inc.++

                                 Dreyfus Insurance Agency of                    Assistant Treasurer              5/98 - Present
                                 Massachusetts, Inc.++++

William T. Sandalls, Jr.         Dreyfus Transfer, Inc.                         Chairman                         2/97 - Present
Executive Vice President         One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service Corporation++                  Director                         1/96 - Present
                                                                                Executive Vice President         2/97 - Present
                                                                                Chief Financial Officer          2/97-12/98

                                 Dreyfus Investment                             Director                         1/96 - Present
                                 Advisors, Inc.++                               Treasurer                        1/96 - 10/98


William T. Sandalls, Jr.         Dreyfus-Lincoln, Inc.                          Director                         12/96 - Present
Executive Vice President         4500 New Linden Hill Road                      President                        1/97 - Present
(Continued)                      Wilmington, DE 19808



                                 Seven Six Seven Agency, Inc.++                 Director                         1/96 - 10/98
                                                                                Treasurer                        10/96 - 10/98

                                 The Dreyfus Consumer                           Director                         1/96 - Present
                                 Credit Corp.++                                 Vice President                   1/96 - Present
                                                                                Treasurer                        1/97 - 10/98

                                 Dreyfus Partnership                            President                        1/97 - 6/97
                                 Management, Inc.++                             Director                         1/96 - 6/97

                                 Dreyfus Service Organization,                  Director                         1/96 - 6/97
                                 Inc.++                                         Executive Vice President         1/96 - 6/97
                                                                                Treasurer                        10/96- Present

                                 Dreyfus Insurance Agency of                    Director                         5/97 - Present
                                 Massachusetts, Inc.++++                        Treasurer                        5/97- Present
                                                                                Executive Vice President         5/97 - Present



Diane P. Durnin                  Dreyfus Service Corporation++                  Senior Vice President -          5/95 - 3/99
Vice President - Product                                                        Marketing and Advertising
Development                                                                     Division



Patrice M. Kozlowski             None
Vice President - Corporate
Communications

Mary Beth Leibig                 None
Vice President -
Human Resources

Theodore A. Schachar             Dreyfus Service Corporation++                  Vice President -Tax              10/96 - Present
Vice President - Tax
                                 Dreyfus Investment Advisors, Inc.++            Vice President - Tax             10/96 - Present

                                 Dreyfus Precious Metals, Inc. +++              Vice President - Tax             10/96 - 12/98

                                 Dreyfus Service Organization, Inc.++           Vice President - Tax             10/96 - Present

Wendy Strutt                     None
Vice President

Richard Terres                   None
Vice President

Andrew S. Wasser                 Mellon Bank Corporation+                       Vice President                   1/95 - Present
Vice-President -
Information Systems

James Bitetto                    The TruePenny Corporation++                    Secretary                        9/98 - Present
Assistant Secretary
                                 Dreyfus Service Corporation++                  Assistant Secretary              8/98 - Present

                                 Dreyfus Investment                             Assistant Secretary              7/98 - Present
                                 Advisors, Inc.++

                                 Dreyfus Service                                Assistant Secretary              7/98 - Present
                                 Organization, Inc.++

Steven F. Newman                 Dreyfus Transfer, Inc.                         Vice President                   2/97 - Present
Assistant Secretary              One American Express Plaza                     Director                         2/97 - Present
                                 Providence, RI 02903                           Secretary                        2/97 - Present

                                 Dreyfus Service                                Secretary                        7/98 - Present
                                 Organization, Inc.++                           Assistant Secretary              5/98 - 7/98



_______________________________
*    The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**   The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
+    The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++   The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.


Item 27.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)     Comstock Partners Funds, Inc.
     2)     Dreyfus A Bonds Plus, Inc.
     3)     Dreyfus Appreciation Fund, Inc.
     4)     Dreyfus Asset Allocation Fund, Inc.
     5)     Dreyfus Balanced Fund, Inc.
     6)     Dreyfus BASIC GNMA Fund
     7)     Dreyfus BASIC Money Market Fund, Inc.
     8)     Dreyfus BASIC Municipal Fund, Inc.
     9)     Dreyfus BASIC U.S. Government Money Market Fund
     10)    Dreyfus California Intermediate Municipal Bond Fund
     11)    Dreyfus California Tax Exempt Bond Fund, Inc.
     12)    Dreyfus California Tax Exempt Money Market Fund
     13)    Dreyfus Cash Management
     14)    Dreyfus Cash Management Plus, Inc.
     15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)    Dreyfus Florida Intermediate Municipal Bond Fund
     18)    Dreyfus Florida Municipal Money Market Fund
     19)    The Dreyfus Fund Incorporated
     20)    Dreyfus Global Bond Fund, Inc.
     21)    Dreyfus Global Growth Fund
     22)    Dreyfus GNMA Fund, Inc.
     23)    Dreyfus Government Cash Management Funds
     24)    Dreyfus Growth and Income Fund, Inc.
     25)    Dreyfus Growth and Value Funds, Inc.
     26)    Dreyfus Growth Opportunity Fund, Inc.




     27)    Dreyfus Debt and Equity Funds

     28)    Dreyfus Index Funds, Inc.
     29)    Dreyfus Institutional Money Market Fund
     30)    Dreyfus Institutional Preferred Money Market Fund
     31)    Dreyfus Institutional Short Term Treasury Fund
     32)    Dreyfus Insured Municipal Bond Fund, Inc.
     33)    Dreyfus Intermediate Municipal Bond Fund, Inc.
     34)    Dreyfus International Funds, Inc.
     35)    Dreyfus Investment Grade Bond Funds, Inc.

     36)    Dreyfus Investment Portfolios

     37)    The Dreyfus/Laurel Funds, Inc.
     38)    The Dreyfus/Laurel Funds Trust
     39)    The Dreyfus/Laurel Tax-Free Municipal Funds
     40)    Dreyfus LifeTime Portfolios, Inc.
     41)    Dreyfus Liquid Assets, Inc.
     42)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
     43)    Dreyfus Massachusetts Municipal Money Market Fund
     44)    Dreyfus Massachusetts Tax Exempt Bond Fund
     45)    Dreyfus MidCap Index Fund
     46)    Dreyfus Money Market Instruments, Inc.
     47)    Dreyfus Municipal Bond Fund, Inc.
     48)    Dreyfus Municipal Cash Management Plus
     49)    Dreyfus Municipal Money Market Fund, Inc.
     50)    Dreyfus New Jersey Intermediate Municipal Bond Fund
     51)    Dreyfus New Jersey Municipal Bond Fund, Inc.
     52)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
     53)    Dreyfus New Leaders Fund, Inc.
     54)    Dreyfus New York Insured Tax Exempt Bond Fund
     55)    Dreyfus New York Municipal Cash Management
     56)    Dreyfus New York Tax Exempt Bond Fund, Inc.
     57)    Dreyfus New York Tax Exempt Intermediate Bond Fund
     58)    Dreyfus New York Tax Exempt Money Market Fund

     59)    Dreyfus U.S. Treasury Intermediate Term Fund


     60)    Dreyfus U.S. Treasury Long Term Fund

     61)    Dreyfus 100% U.S. Treasury Money Market Fund

     62)    Dreyfus U.S. Treasury Short Term Fund


     63)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     64)    Dreyfus Pennsylvania Municipal Money Market Fund
     65)    Dreyfus Premier California Municipal Bond Fund
     66)    Dreyfus Premier Equity Funds, Inc.
     67)    Dreyfus Premier International Funds, Inc.
     68)    Dreyfus Premier GNMA Fund


     69)    Dreyfus Premier Worldwide Growth Fund, Inc.
     70)    Dreyfus Premier Municipal Bond Fund
     71)    Dreyfus Premier New York Municipal Bond Fund
     72)    Dreyfus Premier State Municipal Bond Fund
     73)    Dreyfus Premier Value Fund
     74)    Dreyfus Short-Intermediate Government Fund
     75)    Dreyfus Short-Intermediate Municipal Bond Fund
     76)    The Dreyfus Socially Responsible Growth Fund, Inc.
     77)    Dreyfus Stock Index Fund, Inc.
     78)    Dreyfus Tax Exempt Cash Management
     79)    The Dreyfus Third Century Fund, Inc.
     80)    Dreyfus Treasury Cash Management
     81)    Dreyfus Treasury Prime Cash Management
     82)    Dreyfus Variable Investment Fund
     83)    Dreyfus Worldwide Dollar Money Market Fund, Inc.

     84)    Founders Funds, Inc.

     85)    General California Municipal Bond Fund, Inc.
     86)    General California Municipal Money Market Fund
     87)    General Government Securities Money Market Fund, Inc.
     88)    General Money Market Fund, Inc.
     89)    General Municipal Bond Fund, Inc.
     90)    General Municipal Money Market Funds, Inc.
     91)    General New York Municipal Bond Fund, Inc.
     92)    General New York Municipal Money Market Fund



(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address           the Distributor                  Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Chief          Treasurer
                       Compliance Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Treasurer and Chief Financial        and Assistant
                       Officer                              Treasurer

Mary A. Nelson+        Vice President                       Vice President and
                                                            Assistant Treasurer




Jean M. O'Leary+       Assistant Vice President,            None Assistant
                       Secretary and Assistant Clerk


William J. Nutt+       Chairman of the Board                None


Stephanie D. Pierce++  Vice President                       Vice President,
                                                            Assistant Secretary
                                                            and Assistant
                                                            Treasurer


Patrick W. McKeon+     Vice President                       None


Joseph A. Vignone+     Vice President                       None



________________________________
 + Principal business address is 60 State Street, Boston, Massachusetts 02109. ++ Principal business address is 200 Park Avenue, New York, New York 10166.

Item 28.   Location of Accounts and Records
_______        ________________________________

                 1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671




                 2.  Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 3.  The Dreyfus Corporation
                     200 Park Avenue
                     New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________


              None


                                 SIGNATURES
                                 __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of May, 1999.

               DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND


       BY:  /s/Marie E. Connolly*
            ____________________________
            Marie E. Connolly, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                        Title                       Date
__________________________     ______________________________      __________


/s/Marie E. Connolly*          President and Treasurer             5/25/99
______________________________ (Principal Executive Officer and
Marie E. Connolly              Principal Financial Officer)



/s/Joseph F. Tower, III*       Vice President and Assistant        5/25/99
_____________________________  Treasurer (Principal Accounting
Joseph F. Tower, III           Officer)


/s/Joseph S. DiMartino*        Chairman of the Board               5/25/99
_____________________________
Joseph S. DiMartino



/s/David W. Burke*             Director                            5/25/99
_____________________________
David W. Burke



/s/Hodding Carter, III         Director                            5/25/99
_____________________________
Hodding Carter, III



/s/Ehud Houminer*              Director                            5/25/99
_____________________________
Ehud Houminer



/s/Richard C. Leone*           Director                            5/25/99
_____________________________
Richard C. Leone



/s/Hans C. Mautner*            Director                            5/25/99
_____________________________
Hans C. Mautner



/s/Robin A. Pringle*           Director                            5/25/99
_____________________________
Robin A. Pringle



/s/John E. Zuccotti*           Director                            5/25/99
_____________________________
John E. Zuccotti



BY:  /s/Stephanie Pierce*
     ________________________
     Stephanie Pierce
     Attorney-in-Fact



INDEX OF EXHIBITS

Exhibit No.

24(b)     (11) Consent of Independent Auditors

24(b)     (17) Financial Data Schedule



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